SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 6, 2003

                             FIRSTFED BANCORP, INC.
                             ----------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                      0-19609                63-1048648
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)


                1630 Fourth Avenue North, Bessemer, Alabama 35020
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                    (Address of Principal Executive Offices)

                                 (205) 428-8472
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               Registrant's telephone number, including area code

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Item 5. Other Events and Required FD Disclosure

     On September 9, 2003, the Registrant announced completion of a transaction for the assumption of deposits totaling approximately $8.5 million and purchase of certain loans associated with the Centreville, Alabama operations of First Federal of the South. A copy of the related press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRSTFED BANCORP, INC.



DATE:  September 15, 2003                   By: /s/ B.K. Goodwin, III
       ------------------                   ------------------------------------
                                                B.K. Goodwin, III
                                                Chairman of the Board
                                                President and Chief Executive
                                                Officer
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                                  EXHIBIT INDEX

Exhibit Number
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 99.1          Press Release, dated September 9, 2003, issued by the Registrant.